AMERITAS VARIABLE LIFE INSURANCE COMPANY
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2

                                OVERTURE ACCLAIM!
                          PROSPECTUS DATED MAY 1, 2001
                        SUPPLEMENT DATED AUGUST 20, 2001

YOUR  OVERTURE  ACCLAIM!  PROSPECTUS  IS  AMENDED  BY  ADDING  THE  FOLLOWING
INFORMATION:

In addition to those tax-qualified plans identified under the "Tax-Qualified Plans" provision on page 4, the Overture Acclaim! Policy can also be used to fund a Tax-Sheltered Annuity under Section 403(b) of the Internal Revenue Code.

The POLICY DISTRIBUTIONS section, beginning on page 20, is amended by adding the following language regarding loans:

[ ]      LOANS (403B PLANS ONLY)

         Loans are only available if your Policy is a Tax Sheltered Annuity (sometimes called a "TSA" or "403(b) plan") under federal tax law and your Policy value is at least $5,000. We do not charge any loan fee. These Owners can take loans from the Policy value beginning one year after the Policy is issued up to the Annuity Date, and cannot take out more than one loan each Policy Year. Loans are subject to the terms of the Policy, the plan, and federal tax law. We reserve the right to modify the terms of a loan to comply with changes in applicable law, or to reject any loan request if we believe it may violate the terms of the plan or applicable law. (We are not responsible for compliance of a loan request with plan requirements.)

         MINIMUM AND MAXIMUM LOAN AMOUNTS
         MINIMUM - $2,500. Each loan must individually satisfy this minimum amount.
         MAXIMUM - We will calculate the maximum nontaxable loan amount based upon information provided by the plan participant or the employer. Loans may be taxable if a participant has additional loans from other plans.

         The total of all your outstanding TSA loans must not exceed the lesser of
        (i)     $50,000 reduced by:
                The excess (if any) of the highest outstanding balance owed during the previous 12 months, over
                The outstanding balance of loans from the plan on the date the loan was made; or
        (ii)    50% of your Policy value.

         HOW LOANS ARE PROCESSED
         All loans are made from our general account. We transfer Policy value to our general account as security for the loan. The transfer is made in proportion to assets in and among the Subaccounts and in the Fixed Account, unless you give us different allocation instructions. No withdrawal charge is levied upon Policy value transfers related to loan processing. We are usually able to process a loan request within 7 Business Days.

         LOAN INTEREST
         INTEREST RATE CHARGED ON LOAN BALANCE: currently 7 1/2% effective annual rate; guaranteed maximum rate is 8%.
         INTEREST RATE CREDITED TO POLICY VALUE THAT IS COLLATERAL FOR THE LOAN: currently 4 1/2% effective annual rate; guaranteed minimum rate is 3%.

         Specific loan terms are disclosed at the time of loan application or issuance.

         LOAN REPAYMENT
         Loans must be repaid within 5 years, or 20 years if the loan is used to purchase your principal residence. Loan repayments must be identified as such; if they aren't, we will treat them as additional premium payments and they will not reduce the outstanding loan. Loan repayments must be substantially level and made at least quarterly. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Repayments are allocated to the Subaccounts and Fixed Account pursuant to your then current investment option allocation


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instructions. Any repayment due under the loan that is unpaid for 90 days will cause the loan balance to become immediately due without notice. The loan will then be treated as a deemed Policy distribution and reported as income to be taxed to the Owner.

         POLICY DISTRIBUTIONS, INCLUDING ANNUITY INCOME PAYMENTS
         While a loan is outstanding, any Policy distributions made, including annuity income payments, will be reduced by the amount of the outstanding loan plus accrued interest.

         TRANSFERRING THE POLICY
         We reserve the right to restrict any transfer of the Policy while a loan is outstanding.


APPENDIX C is amended by adding the following language:


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WITHDRAWAL RESTRICTIONS                       -
AMERITAS VARIABLE LIFE INSURANCE COMPANY      -
(WE, US, OUR, THE COMPANY)                    -
                                              -             [ ]   TAX-SHELTERED
                                              -                   ANNUITY (TSA)
       for annuity policies issued as a:      -                            PLAN
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If this Policy is purchased by the Policy Owner or his/her employer as part of a retirement plan under Internal Revenue Code (IRC) Section 403(b), distributions under the Policy are limited as follows, notwithstanding Policy language to the contrary:


A. Distributions attributable to contributions made and interest accruing after December 3l, 1988, pursuant to a salary reduction agreement within the meaning of IRC Section 402(g)(3)(c) may be paid only:

        1. When the employee attains age 59 1/2, separates from service, dies, or becomes disabled within the meaning of IRC Section 72(m)(7); or

        2. In the case of hardship. (Hardship distributions may not be made from any income earned after December 31, 1988, which is attributable to salary reduction contributions regardless of when the salary reduction contributions were made.)

B. Distributions attributable to funds transferred from IRC Section 403(b)(7) custodial account may be paid or made available only:

        1. When the employee attains age 59 1/2, separates from service, dies or becomes disabled within the meaning of IRC Section 72(m)(7); or

        2. In the case of financial hardship. Distributions on account of financial hardship will be permitted only with respect to the following amounts:

                (i) Benefits accrued as of December 31, 1988, but not earnings on those amounts subsequent to that date.

                (ii) Contributions made pursuant to a salary reduction agreement within the meaning of IRC Section 3121(a)(1)(D) after December 31, 1988, but not as to earnings on those contributions.



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